Exhibit 99.1

NEWS RELEASE                                         [LUCENT TECHNOLOGIES LOGO]



  MEDIA INQUIRIES                                      INVESTOR INQUIRIES
  Joan Campion                                         John DeBono
  908-582-5832 (office)                                908-582-7793 (office)
  joancampion@lucent.com                               debono@lucent.com

  Mary Ward                                            Dina Fede
  908-582-7658 (office)                                908-582-0366 (office)
  maryward@lucent.com                                  fede@lucent.com


  LUCENT TECHNOLOGIES TO HOST WEBCAST OF SPECIAL
  MEETING OF SHAREOWNERS

  FOR IMMEDIATE RELEASE: TUESDAY, SEPTEMBER 5, 2006

     MURRAY HILL, N.J. - Lucent Technologies (NYSE: LU) today invited investors and others to listen to its Special Meeting of Shareowners to be broadcast live over the Internet on Thursday, Sept. 7, at 11 a.m. Eastern Time (ET). At the meeting, shareowners of Lucent will be asked to approve and adopt the merger agreement with Alcatel.

  WHAT:    Lucent Technologies Special Meeting of Shareowners
  WHEN:    Thursday, Sept. 7, 2006, at 11 a.m. ET
  WHERE:   HTTP://WWW.LUCENT.COM/INVESTOR/
  HOW: Log on to the Web at the address above, then click on the "audio" button

         The call will be available for replay on Lucent's Web site through Sept. 14, 2006, at HTTP://WWW.LUCENT.COM/INVESTOR/.

       Lucent Technologies designs and delivers the systems, services and software that drive next-generation communications networks. Backed by Bell Labs research and development, Lucent uses its strengths in mobility, optical, software, data and voice networking technologies, as well as services, to create new revenue-generating opportunities for its customers, while enabling them to quickly deploy and better manage their networks. Lucent's customer base includes communications service providers, governments and enterprises worldwide. For more information on Lucent Technologies, which has headquarters in Murray Hill, N.J., USA, visit WWW.LUCENT.COM.


  IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC
  In connection with the proposed transaction between Alcatel and Lucent, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919)
 (the "Form F-4"), which includes a definitive proxy statement/prospectus, dated
  August 4, 2006, relating to the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/ prospectus contain important information about Alcatel, Lucent, the proposed transaction and related matters. Investors and security holders are urged to read the Registration Statements and the related proxy statement/prospectus carefully, and any other relevant documents filed with the SEC, including all amendments, because they contain important information. Investors and security holders may obtain free copies of the documents filed with the SEC by Alcatel and Lucent (including the Form F-4, the related proxy statement/prospectus and, when filed, the Form F-6) through the web site maintained by the SEC at HTTP://WWW.SEC.GOV. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Alcatel and Lucent (including the Form F-4, the related proxy statement/prospectus and, when filed, the Form F-6) by contacting Investor Relations at HTTP://WWW.LUCENT.COM, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at HTTP://WWW.ALCATEL.COM, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

  Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 and in the definitive proxy statement/prospectus for the proposed transaction. Additional information regarding these directors and executive officers is also included in Alcatel's annual report on Form 20-F filed with the SEC on March 31, 2006, as amended. The Form 20-F is available free of charge at the SEC's web site at HTTP://WWW.SEC.GOV and from Alcatel by contacting Investor Relations at HTTP://WWW.ALCATEL.COM, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

  Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 and the definitive proxy statement/prospectus for the proposed transaction. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at HTTP://WWW.SEC.GOV and from Lucent by contacting Investor Relations at HTTP://WWW.LUCENT.COM, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.



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